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                                                                 EXHIBIT 10.1




                            STOCK PURCHASE AGREEMENT

                 THIS STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of May 22, 1996, by and between ASSISTED LIVING EQUITY INVESTORS, a New York general partnership ("Purchaser"), and ALTERNATIVE LIVING SERVICES, INC., a Delaware corporation ("ALS").

                              W I T N E S S E T H:

                 WHEREAS, pursuant to the terms and conditions of this Agreement, Purchaser desires to purchase from ALS, and ALS desires to sell to Purchaser, shares of the common stock, without par value, of ALS (the "Common Stock"); and

                 WHEREAS, the parties hereto desire to set forth their mutual agreement and understanding with respect to the purchase and sale of the Common Stock as more particularly set forth herein.

                 NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, the parties hereto, intending to be legally bound, do hereby agree as follows:

SECTION 1. PURCHASE AND SALE OF COMMON STOCK; PAYMENT; CLOSING; ADMISSION AMENDMENT.

                 1.1 Purchase and Sale of Common Stock. Subject to the terms and conditions of this Agreement, at the Closing (as hereinafter defined), ALS shall sell, transfer, assign, convey and deliver to Purchaser, and Purchaser shall purchase from ALS, 322,706 shares of Common Stock (hereinafter referred to as the "Purchased Stock") at a per share purchase price of $4.65 ("Share Purchase Price"), resulting in an aggregate purchase price of ONE MILLION FIVE HUNDRED THOUSAND FIVE HUNDRED AND EIGHTY-TWO AND 90/100 DOLLARS ($1,500,582.90) (the "Purchase Price").

                 1.2 Payment. The Purchase Price shall be paid by Purchaser at the Closing by delivery to ALS of one or more certified or bank cashier's checks of immediately available federal funds payable to the order of ALS or by wire transfer at the Closing of immediately available federal funds to an account designated by ALS.

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                 1.3  Closing; Effective Time.  The consummation of the
transactions contemplated by this Agreement (the "Closing") shall take place at 10:00 a.m., at the offices of Rogers & Hardin, on May 23, 1996, provided that the conditions set forth in this Agreement shall have been fulfilled or waived and, if not, as soon as practicable following the date on which the last of the conditions set forth in this Agreement is fulfilled or waived, or at such other time and/or place as the parties hereto shall agree upon in writing. The time of Closing is sometimes referred to herein as the "Effective Time".

                 1.4 Admission Amendment. Pursuant to Section 7.7 of the Amended and Restated Shareholders Agreement of ALS dated as of January 15, 1996, by and among ALS and all the stockholders of ALS, as amended, a copy of which is attached as Exhibit A hereto (the "ALS Stockholders' Agreement"), effective at the Effective Time, the ALS Stockholders' Agreement is hereby amended to include Purchaser as a party thereto and Purchaser hereby agrees to be bound by the terms of the ALS Stockholders' Agreement.


SECTION 2.  RIGHT TO RESCIND.

                 2.1 Initial Rescission Right. If, by June 30, 1996, Assisted Living Equities LLC, a New York limited liability company ("ALE") has not entered into a definitive joint venture agreement (the "Purchaser J.V. Agreement") with ALS in substantially the form of Exhibit B hereto (subject to such changes thereto as the parties mutually agree), together with such of the agreements ancillary thereto as are to be executed simultaneously with the Purchaser J.V. Agreement (the "Ancillary Agreements"), then ALS shall have the right to rescind this Agreement by giving notice to the Purchaser of such rescission and, upon delivery to ALS of the Purchased Stock, returning to Purchaser the Purchase Price paid by Purchaser in accordance with the terms of
Section 1.1 of this Agreement (hereinafter referred to as the "Initial Rescission Right"), which Initial Rescission Right shall be exercisable by ALS at any time during the month of July 1996. If ALS shall elect to exercise the Initial Rescission Right, Purchaser shall deliver the Purchased Stock to ALS, and ALS shall deliver the Purchase Price to Purchaser, at a closing held on August 15, 1996 at 10:00 a.m., local time, at the offices of Rogers & Hardin, 2700 Cain Tower, 229 Peachtree Street, NE, Atlanta, Georgia 30303.

                 2.2 Additional Rescission Right; Rescission Tranches. In addition to the Initial Rescission Right, ALS may rescind this Agreement as to, and rescind the purchase by Purchaser of up to 258,164 shares of the Purchased Stock (the "Additional Rescission Right"), which Additional Rescission Right shall be exercisable in four (4) tranches of 64,541 shares of Purchased Stock each, referred to herein as "Rescission Tranches". If the Additional Rescission Right shall become exercisable in accordance herewith with respect to a Rescission Tranche, ALS shall have the right to rescind this Agreement as to, and to rescind the purchase by Purchaser of the shares of Common Stock that comprised, such Rescission Tranche by giving notice to Purchaser of such rescission and, upon delivery to ALS of share certificates comprising





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such Rescission Tranche, returning to Purchaser a price per share equal to the
Share Purchase Price to the shares comprising such Rescission Tranche and so returned. If the Additional Rescission Right shall become exercisable in accordance herewith with respect to a Rescission Tranche, such Additional Rescission Right may be exercised by ALS by giving written notice thereof to Purchaser at any time during the thirty (30) day period following the date upon which such Additional Rescission Right shall become exercisable with respect to such Rescission Tranche (the "Rescission Notice"). Unless otherwise agreed by ALS and Purchaser, the closing of the rescission transaction pursuant to the exercise of an Additional Rescission Right shall be held at the offices of Rogers & Hardin at 10:00 a.m., local time, on a date designated by ALS in its Rescission Notice to Purchaser, which date shall not be less than ten (10) nor more than thirty (30) days after the date of such Rescission Notice. The Additional Rescission Right shall become exercisable with respect to each of the Rescission Tranches as follows:

         (i) the Additional Rescission Right for the first Rescission Tranche shall become exercisable only if, prior to the first to occur of (a) January 1, 1997, or (b) the forty-fifth day after the date upon which ALS first sells shares of its common stock in a public offering that has been registered under the Securities Act of 1933, as amended (the "Act"), but in no event later than July 31, 1996 (such date as is first to occur, the "IPO Date"), both of the following statements are true: (x) one (1) Project Entity has not been formed and initially funded by the equity owners thereof in accordance with the terms of the Purchaser J.V. Agreement and the applicable Ancillary Agreements and shall have secured all building permits required to commence with the construction of the first Facility ("Project Entity" and "Facility," when used herein, shall be as defined in the Purchaser J.V. Agreement) (the satisfaction of such standard with respect to a Project Entity is referred to herein as the "Project Entity Standard") and (y) the land for one (1) Facility located in the State of New York has not been acquired by a real estate limited liability company (a "RE LLC") jointly owned by ALE and ALS and such RE LLC has not obtained all approvals required to obtain all building permits necessary to commence construction (such standard with respect to a Facility in New York is referred to as the "New York Facility Standard"; provided, however, that the achievement of the "New York Facility Standard" for the first and second Rescission Tranches shall not fail if all building permits, approvals and other actions necessary to commence construction have been obtained by the IPO Date, other than the approval of the New York Department of Social Services ("DSS Approval"), so long as such DSS Approval for such Facility shall be obtained on or before August 30, 1996);

         (ii) the Additional Rescission Right for the second Rescission Tranche shall become exercisable only if, prior to the first to occur of (a) January 1, 1997, or (b) the IPO Date, all three of the following statements are true: (x) the Project Entity Standard has not been satisfied as to two (2) Project Entities (including the Project Entity referred to in (i) above), and (y) the Project Entity Standard has not been satisfied for one (1) Project Entity and the New York Facility Standard, subject to the terms of (i) above, has





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         not been satisfied for one (1) additional Facility (including the
         Project Entity or Facility referenced in (i) above) and (z) the New York Facility Standard has not been satisfied for two (2) Facilities (including the Facility referenced in (i) above);

         (iii) the Additional Rescission Right for the third Rescission Tranche shall become exercisable only if, prior to January 1, 1997, the Project Entity Standard and/or the New York Facility Standard have not been satisfied as to a total of three (3) Project Entities and/or Facilities (including the Project Entities and Facilities referred to in (i) and (ii) above); and

         (iv) the Additional Rescission Right for the fourth Rescission Tranche shall become exercisable only if, prior to January 1, 1997, the Project Entity Standard and/or the New York Facility Standard have not been satisfied as to a total of four (4) Project Entities and/or Facilities (including the Project Entities and Facilities referred to in (i), (ii) and (iii) above.

                 2.3  Payment for Shares Rescinded.  Subject to the terms of
Section 2.4 of this Agreement, upon the exercise by ALS of any right to rescind the purchase of the Purchased Stock pursuant to Section 2 of this Agreement, ALS shall pay to Purchaser the Share Purchase Price for each share of the Purchased Stock as to which this Agreement is rescinded, such payment to be made in cash or by certified or bank cashier's check or by wire transfer of immediately available federal funds to an account designated by Purchaser.
Said sum shall represent the entire consideration payable by ALS to Purchaser for any shares of the Purchased Stock as to which this Agreement is rescinded by ALS, and no other payments or obligations shall be owed by ALS to Purchaser by virtue of such rescission by ALS. If this Agreement and the purchase of the Purchased Shares are rescinded only in part, this Agreement shall remain in effect as to the Purchased Shares not affected by such rescission.

                 2.4 Adjustments to Purchased Stock. If ALS shall, at any time after the Effective Time but before the expiration of any right to rescind the purchase of the Purchased Stock hereunder, (i) declare or pay a dividend in shares of the Common Stock or make a distribution to its shareholders in shares of Common Stock; (ii) subdivide its outstanding shares of the Common Stock;
(iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock; or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company or another company is the continuing entity) (hereinafter referred to collectively as an "Adjustment Event"), then the number of shares of the Purchased Stock or Rescission Tranche, as the case may be, as to which this Agreement may be rescinded upon the exercise by ALS of any rescission right set forth in this
Section 2 shall be adjusted so that ALS shall thereafter be entitled to rescind this Agreement as to the kind and number of Purchased Shares and other securities that Purchaser is entitled to receive by virtue of the happening of any Adjustment Event in respect of such Purchased Stock or Rescission Tranche, as the case may





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be, and the Share Purchase Price shall be adjusted accordingly.  An adjustment made pursuant to this subsection 2.4 shall become effective immediately after the effective date of an Adjustment Event.

                 2.5 Right to Effect Rescission. Payment of the Share Purchase Price for each share of Purchased Stock or Rescission Tranche, as the case may be, as to which this Agreement is rescinded by ALS pursuant to the terms of Section 2 of this Agreement shall be made only upon surrender by Purchaser of shares certificates representing such shares of Purchased Stock or Rescission Tranche, as the case may be, as to which this Agreement is rescinded in accordance with this Section 2. If Purchaser fails to deliver such share certificates to ALS on the date of the closing of such rescission as provided in this Section 2, then ALS shall be entitled to cancel such shares of Purchased Stock or Rescission Tranche, as the case may be, on the books of ALS and ALS shall have no further obligation to Purchaser with respect to such shares other than to pay the aggregate Share Purchase Price for such shares to Purchaser, without interest, upon the surrender of the share certificates to ALS (or an appropriate lost certificate indemnity agreement). ALS shall have no right to rescind this Agreement except to the extent expressly provided herein.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to ALS that the statements contained in this Section 3 are true, correct and complete as of the date of this Agreement and will be correct and complete as of the Effective Time (as though then made).

                 3.1 Organization and Authorization of Purchaser. Purchaser is a general partnership residing, duly organized, validly existing, and in good standing under the laws of the State of New York. Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed by or on behalf of Purchaser and constitutes the valid and legally binding obligation of Purchaser, enforceable in accordance with its terms (except insofar as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as to the availability of equitable remedies).

                 3.2 No Violation. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any provision of its charter, bylaws or other governing documents, or constitutes a breach on the part of Purchaser under any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Purchaser is subject.

                 3.3 Brokers' Fees. Purchaser has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which ALS could become liable or obligated.





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                 3.4  Representations Concerning Purchaser's Investment.
Purchaser hereby represents, warrants and agrees that, except as may be required by the terms of this Agreement:

                          3.4.1 The Purchased Stock is being purchased by Purchaser and not by any other person or entity, using the capital of Purchaser, and for the account of Purchaser, not as a nominee or agent and not for the account of any other person or entity. Purchaser is not obligated to transfer shares of the Purchased Stock to any other person nor does Purchaser have any agreement or understanding to do so. Purchaser is purchasing the Purchased Stock for investment for an indefinite period and not with a view to the sale or distribution of any part or all thereof by public or private sale or other disposition. Purchaser has no intention of selling, granting any participation in or otherwise distributing or disposing of any shares of the Purchased Stock. Purchaser does not intend to subdivide the purchase of the Purchased Stock with any person or entity.

                          3.4.2 Purchaser has been advised that the shares of Purchased Stock have not been registered under the Securities Act of 1933, as amended (the "Act"), or registered or qualified under any state securities law, on the ground, among others, that no distribution or public offering of the Purchased Stock is to be effected and the Purchased Stock will be issued by ALS in connection with a transaction that does not involve any public offering within the meaning of Section 4(2) of the Act or under the rules and regulations of the Securities and Exchange Commission (the "SEC") with respect to the Act, including Rule 506, and under all applicable state securities laws. Purchaser understands that ALS is relying in part on the representations of Purchaser as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding the representations of Purchaser, Purchaser intends to acquire shares of the Purchased Stock for resale on the occurrence or non-occurrence of some predetermined event. Purchaser has no such intention.

                          3.4.3 Purchaser acknowledges receipt of a disclosure memorandum (the "Disclosure Memorandum") and acknowledges that Purchaser has been furnished with such financial and other information concerning ALS, the officers, directors and the business of ALS, as Purchaser considers necessary in connection with the investment by Purchaser in the Purchased Stock. Purchaser has carefully reviewed the Disclosure Memorandum, and has discussed with the officers or directors of ALS any questions Purchaser may have had with respect thereto. Assuming that the matters referenced in (a), (b) and (c) below have been fully and correctly described in the Disclosure Memorandum in accordance with the representations and warranties of ALS herein, Purchaser understands:

                                        (a)  the risks involved in this
                          offering, including the highly speculative nature of the investment;





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                                        (b)  the financial hazards involved in
                          this offering, including the risk of losing the entire investment made by Purchaser;

                                        (c)  the lack of liquidity and
                          restrictions on transfers of the shares of the Purchased Stock; and

                                        (d)  the tax consequences of this
                          investment.

         Purchaser has consulted with legal, accounting, tax, investment and other advisers to Purchaser with respect to the tax treatment of an investment by Purchaser in shares of the Purchased Stock and the merits and risks of an investment in the Purchased Stock.

                          3.4.4 Purchaser: (i) is an "accredited investor" as defined in Regulation D, promulgated by the SEC under the authority of the Act ("Regulation D"); (ii) has adequate means of providing for the current needs and possible contingencies of Purchaser, apart from any income that Purchaser might earn from an investment in ALS; (iii) has no need for liquidity of the investment made by Purchaser in ALS; and
         (iv) can bear the economic risk of losing the entire investment of Purchaser therein.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF ALS. ALS represents and warrants to Purchaser that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing (as though then made).

                 4.1 Corporate. ALS is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to carry on its business as it is now being conducted, to enter into this Agreement and to carry out the transactions contemplated hereby.

                 4.2 Authority. The execution and delivery of this Agreement and any other documents, instruments or certificates to be executed and delivered by ALS pursuant hereto and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of ALS. No other corporate act or proceeding on the part of ALS or its stockholders is necessary to authorize this Agreement, the other documents, instruments or certificates to be executed and delivered by ALS pursuant hereto or the transactions contemplated hereby or thereby, including the transfer by ALS of the Purchased Stock to Purchaser. This Agreement constitutes, and when executed and delivered any other documents, instruments and certificates to be executed and delivered by ALS pursuant hereto will constitute, the legal, valid and binding agreements of ALS, enforceable against ALS in accordance with their respective terms (except insofar as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as to the availability of equitable remedies).





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                 4.3  No Violation.  Neither the execution, delivery and
performance of this Agreement or any other documents, instruments or certificates to be executed and delivered by ALS pursuant hereto, nor the consummation by ALS of the transactions contemplated hereby or thereby, (a) will violate any statute, law, rule, regulation, order, writ, injunction or decree of any court or governmental authority by which ALS is bound, or (b) will violate or conflict with or constitute a default under any term or provision of the Certificate of Incorporation or Bylaws of ALS or any material contract, agreement or instrument to which ALS or any of its subsidiaries is a party or by which their properties are bound.

                 4.4 Valid Issuance of Purchased Stock. The Purchased Stock, when issued and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable shares of the Common Stock, shall have the rights and privileges set forth in the Certificate of Incorporation of ALS and will be free of any and all liens, claims, encumbrances and restrictions on transfer other than restrictions on transfer contained in the ALS Stockholders' Agreement (as hereinafter defined) and under the Securities Act and applicable state securities laws.

                 4.5 Disclosure. The Disclosure Memorandum does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

SECTION 5.  COVENANTS OF PURCHASER.

                 5.1 Agreement to Refrain from Resales. Without in any way limiting the representations and warranties contained herein, Purchaser covenants and agrees that Purchaser shall in no event pledge, hypothecate, sell, transfer, assign or otherwise dispose of any shares of Purchased Stock, nor shall Purchaser receive any consideration for the shares of Purchased Stock from any person, (i) at any time that such Purchased Stock is subject to the Company's rescission rights under Section 2 hereof and (ii) at all times thereafter, unless and until prior to any proposed pledge, hypothecation, sale, transfer, assignment or other disposition:

                          (a) A registration statement on Form S-1 under the Act (or any other form appropriate for the purpose under the Act or any form replacing any such form) with respect to the shares of Purchased Stock shall be then effective and such disposition shall have been appropriately qualified in accordance with the Act, applicable state securities or blue sky laws and any other applicable Federal or state law; or

                          (b) Purchaser shall have furnished ALS with (i) a detailed explanation of the proposed disposition; and (ii) an opinion of counsel to Purchaser in form and substance satisfactory to ALS to the effect that such disposition will not require registration of such shares of Purchased Stock under the Act or qualification of such





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         shares of Purchased Stock under any other Federal or state securities law, and counsel for ALS shall have concurred in such opinion and ALS shall have advised Purchaser of such concurrence.

                 5.2 Compliance with Provisions. Purchaser hereby covenants and agrees that each of the covenants, agreements, representations and warranties made by Purchaser contained in this Agreement and the statements contained in any other document, instrument, certificate or writing delivered by Purchaser to ALS shall be true in all material respects when made and at and as of the Effective Time as though such representations and warranties were made at and as of such date, except as consented to by ALS in writing.

SECTION 6. COVENANTS OF ALS. ALS hereby covenants and agrees that each of the covenants, agreements, representations and warranties made by ALS contained in this Agreement and the statements contained in any other document, instrument, certificate or writing delivered by ALS to Purchaser shall be true in all material respects when made and at and as of the Effective Time as though such representations and warranties were made at and as of such date, except as consented to by Purchaser in writing.

SECTION 7. CERTIFICATES TO CONTAIN LEGENDS. Purchaser understands and agrees that any certificate or certificates representing the shares of Purchased Stock shall bear such legends as ALS may consider necessary or advisable to facilitate compliance with the Act, the applicable state securities laws and any other securities law including without limitation, legends stating that the shares of Purchased Stock have not been registered under the Act or qualified under the state securities laws and setting forth the limitations on dispositions imposed hereby. In addition, such certificate or certificates representing the shares of Purchased shall bear a legend stating that the shares represented by such certificate or certificates is subject to the terms of the ALS Stockholders' Agreement as well as the covenants, terms and conditions of this Agreement, including, without limitation, the Company's rescission rights pursuant to Section 2 hereof.

SECTION 8. PURCHASED STOCK WILL BE RESTRICTED SECURITIES. Purchaser understands and agrees that the shares of Purchased Stock will be "restricted securities" as that term is defined in Rule 144, promulgated by the SEC under the authority of the Act, and, accordingly, that the Purchased Stock must be held indefinitely unless the shares are subsequently registered under the Act and qualified under applicable state securities law or exemptions from such registration and qualification are available. Purchaser understands that ALS is under no obligation so to register the Purchased Stock under the Act, to qualify the Purchased Stock under applicable state securities laws, or to comply with Regulation A or any other exemption under the Act, applicable Law or any other law. Purchaser understands that Rule 144 is not currently available for any sale of the Purchased Stock.





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SECTION 9.  INDEMNIFICATION.  Purchaser hereby agrees to indemnify and defend
ALS, and hold ALS harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

         9.1 Any breach of or inaccuracy in the representations, warranties or agreements of Purchaser herein, including, without limitation, the defense of any claim based on any allegation of fact inconsistent with any of said representations, warranties or agreements;

         9.2 Any disposition of any of the shares of the Purchased Stock contrary to any of said representations, warranties or agreements; and

         9.3 Any action, suit or proceeding based on (a) a claim that any of said representations, warranties or agreements were inaccurate or misleading, or (b) any cause of action for damages or redress from ALS or any of them under the Act, or (c) any disposition of any shares of the Purchased Stock.

SECTION 10.  TERMINATION, AMENDMENT AND WAIVER.

                 10.1 Termination of Agreement. Time is of the essence hereof. This Agreement may be terminated in its entirety at any time prior to the Effective Time:

         (a) without liability of any party, by mutual agreement of all the parties hereto;

         (b) by ALS, if there has been a material violation or breach by Purchaser of any of its covenants, agreements, representations or warranties contained in this Agreement which has not been waived in writing by ALS; and

         (c) by Purchaser, if there has been a material violation or breach by ALS of any of its covenants, agreements, representations or warranties contained in this Agreement which has not been waived in writing by Purchaser; and

         (d) by Purchaser, if ALS has not consummated the sale of the Purchased Shares to Purchaser by May 31, 1996.

                 10.2 Amendment, Extension and Waiver. At any time prior to the Effective Time, ALS and Purchaser may, by an instrument in writing signed by both parties hereto, (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of the parties hereto, (c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (d) waive compliance with any of the agreements or conditions contained herein.





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SECTION 11.  MISCELLANEOUS.

                 11.1 Survival of Representations and Warranties. All of the representations and warranties and covenants of the parties contained in this Agreement shall survive the Closing hereunder (even if the damaged party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing).

                 11.2 Expenses, Taxes, Etc. Purchaser will pay all professional fees and expenses incurred by Purchaser in connection with this Agreement and the transactions contemplated hereby. ALS will pay all professional fees and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby.

                 11.3 Further Assurances. Each of the parties to this Agreement hereby covenants and agrees that, from time to time, it will make, execute and deliver any and all such other instruments and documents and will do and perform any and all such further acts as shall be or become necessary, proper or convenient to carry out or effectuate the respective covenants, promises and undertakings contained in this Agreement.

                 11.4 Successors and Assigns. This Agreement shall not be assigned by any party without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and the successors and permitted assigns of such party.

                 11.5 Severability. If any provision, clause, or part of this Agreement, or the application thereof under certain circumstances, is held invalid, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby.

                 11.6 Entire Agreement. This Agreement and other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings between the parties on such matters.

                 11.7 Headings. The Section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

                 11.8 Notices. All notices, claims, certificates, requests, demands and other communications hereunder will be in writing and will be deemed to have been duly given if (i) personally delivered; (ii) sent by telecopy, facsimile transmission or other electronic means of transmitting written documents (if confirmation of such transmission is received); or (iii) sent to the parties at their respective addresses indicated herein by registered or certified mail, postage prepaid, return receipt requested, or by private overnight mail courier service. The respective addresses to be used for all such notices, demands or requests are as follows:

                 If to a Purchaser, to:

                          250 South Clinton Street
                          Syracuse, New York 13202-1258
                          Attention: Legal Department
                          Facsimile: (315) 471-1154

                 With a copy to:

                          Kalkines, Arky, Zall & Bernstein LLP
                          1675 Broadway
                          New York, New York 10019-5809
                          Attention: Peter F. Olberg, Esq.
                          Facsimile: (212) 541-9250

                 If to ALS, to:

                          Alternative Living Services, Inc.
                          450 North Sunnyslope Road
                          Suite 300
                          Brookfield, Wisconsin 53005
                          Attention: William F. Lasky
                          Facsimile: (414) 789-9592

                          with a copy to:

                          Rogers & Hardin
                          2700 Cain Tower
                          229 Peachtree Street, N.W.
                          Atlanta, Georgia 30303
                          Attention: Alan C. Leet, Esq.
                          Facsimile: (404) 525-2224


or to such other address as the person to whom notice is to be given may have previously furnished to the other in writing in the manner set forth above.

                 11.9 Law Governing. This Agreement will be governed by, and construed and enforced in accordance with, the internal laws of the State of Wisconsin without regard to its conflicts of law rules.

                 11.10 Counterparts/Telecopies. This Agreement may be executed simultaneously in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Facsimile and telecopy versions of signed documents shall be deemed to be original documents for purposes of the Closing.

                 11.11 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

                 11.12 Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. In the event that the rescission rights granted to ALS in Section 2 of this Agreement are held to be in any way unenforceable, the parties hereto agree that ALS shall have a right of repurchase with respect to such Purchased Shares on the same terms and conditions (except for the terms and conditions specific to a right of rescission) as set forth in Section 2 hereof.

                 11.13 Number; Gender. Whenever the singular number is used in this Agreement and when required by the context, the same shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa.

                 IN WITNESS WHEREOF, the each of the parties hereto have caused this Agreement to be executed and delivered to the other party hereto as of the date and year first above written.


                               ASSISTED LIVING EQUITY INVESTORS, a New
                               York General Partnership


                               By:
                                   --------------------------------

                               Its:
                                    -------------------------------


                               ALTERNATIVE LIVING SERVICES, INC.


                               By:
                                   --------------------------------

                               Its:
                                    -------------------------------

                                   EXHIBIT A

                            STOCK PURCHASE AGREEMENT

                                   EXHIBIT B

                            STOCK PURCHASE AGREEMENT